Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 406 under the Securities Act.


                                                                   EXHIBIT 10.19




                          EXCLUSIVE LICENSE AGREEMENT

                                    BETWEEN

                            THE UNIVERSITY OF OREGON

                                      AND

                         AURORA BIOSCIENCES CORPORATION

                                      FOR

                LONG WAVELENGTH ENGINEERED FLUORESCENT PROTEINS

                                                                  CONFIDENTIAL


                               LICENSE AGREEMENT

This Agreement is made this 4th day of October, 1996, by and between the State of Oregon, acting by and through the State Board of Higher Education on behalf of the University of Oregon, an institute of higher education located in Eugene, Oregon ("OREGON"), and Aurora Biosciences Corporation ("LICENSEE"), a Delaware corporation with principal offices at 11149 North Torrey Pines Road, La Jolla, CA 92037 to license certain technology.

                                    RECITALS

WHEREAS, OREGON and LICENSEE seek commercialization of certain inventions, technology, and intellectual property owned by OREGON and LICENSEE which form the basis of U.S. Patent Application; *** and

WHEREAS, LICENSEE is well-positioned in the Biotechnology industry and intends to use its best efforts to utilize the licensed technology; and


WHEREAS, UNIVERSITY wishes to grant LICENSEE and LICENSEE wishes to accept from UNIVERSITY a license under any and all inventions embodied in the patent application(s).

The parties do agree as follows:

1.0      DEFINITIONS

         1.1 The term "INVENTIONS" means the novel useful ideas, reduced to practice, which form the basis of U.S. Patent Application ***, filed on ***, any follow-on patent applications, patents issuing worldwide, and patents claiming priority based thereon.

         1.2  "Licensed Product" means ***

         1.3  The term "Field of Use" means ***

*** CONFIDENTIAL TREATMENT REQUESTED

                                                                   CONFIDENTIAL


         applications, domestically and internationally, to which the INVENTIONS may be put.

         1.5 "Affiliate" or "Affiliated Company" means any corporation or other business entity controlled by or in common control of LICENSEE. Control as used herein means the ownership directly or indirectly of fifty percent (50%) or the maximum interest permitted by local law of the voting stock of the corporation or fifty percent (50%) or greater interest in the income of such corporation or other business entity or the ability otherwise of LICENSEE to secure that the affairs of such corporation or other business entity are managed in accordance with LICENSEE's wishes.

2.0      LICENSE

                 2.1  Grant.  OREGON grants ***

         2.2     Royalties.  Royalties shall be payable as follows:

                 2.2.1  An up-front fee of  ***                        .
                 Payments due under this paragraph shall be paid to OREGON in addition to any other royalty payments arising under this Agreement and may not be credited toward, or made in lieu of, any other such payments.

                 2.2.2  An        ***                             until
                                  ***      the first such payment being due on
                     ***     . Upon  ***                            , an
                     ***       of    ***                   payable ***

2.2.3 Upon           ***                  LICENSEE grants OREGON the rights to
***   shares of common stock in LICENSEE. LICENSEE will issue these shares at
OREGON's direction to OREGON's


*** CONFIDENTIAL TREATMENT REQUESTED

                                                                    CONFIDENTIAL


institution foundation for the benefit of OREGON, or to such other person or entity as OREGON may designate. LICENSEE may require OREGON's designee to sign such representations as will demonstrate compliance with securities laws.

         2.3 Due Diligence. LICENSEE shall use reasonable efforts to bring Licensed Products to market or provide services using the Licensed Products in an expedient and timely fashion (in the context of necessary regulatory approvals) or to sublicense entities which will use their reasonable efforts to bring Licensed Products to market on the same timely basis, and to provide Licensed Products in quantities sufficient to meet the market demands therefor.

                 2.3.1 At least annually, beginning one year after the date this Agreement is signed, LICENSEE shall report to OREGON concerning the commercialization of Licensed Products. All reports given by LICENSEE to OREGON shall be regarded as Confidential Information hereunder.



         2.5 Residual Rights. Notwithstanding any grant provision to the contrary in this Agreement, OREGON retains the non-transferable right to use the INVENTIONS for its instructional and noncommercial research purposes.


         2.6     Infringement

                 2.6.1 Should a third party appear to infringe any of the intellectual property rights embodied in the INVENTIONS licensed herein, LICENSEE shall have the right, fully at its expense, to challenge such infringement, and may use OREGON's name if required by applicable law, and may retain the proceeds recovered thereby. However, that should LICENSEE fail to challenge a commercially significant instance of alleged infringement within six (6) months from its initial discovery by or disclosure to LICENSEE, OREGON shall have the right to challenge such infringement and

                                                                    CONFIDENTIAL


                 retain all proceeds recovered thereby; provided further that the parties can agree to proceed jointly against such an infringer on terms to be negotiated.

                 2.6.2 Should a third party claim that any patents, know-how, or intellectual property licensed to LICENSEE under or as a result of the terms of this Agreement infringes its intellectual property rights, at Licensee's request LICENSEE and OREGON shall (i) engage in negotiations for a settlement and license, (ii) use their best efforts to obtain for LICENSEE all rights necessary for it to continue using the INVENTIONS and licensed patent rights, and (iii) otherwise assist each other in resolving reasonably any such dispute. LICENSEE shall pay all reasonable out-of-pocket expenses related to these endeavors including related license fees.

                                                                    CONFIDENTIAL



         2.7     Warranty Disclosure and Limitation of Liability

                 2.7.1 OREGON MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AND HEREBY DISCLAIMS ALL SUCH WARRANTIES, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY INVENTION(S) OR LICENSED PRODUCTS, WHETHER TANGIBLE OR INTANGIBLE, SUBJECT TO THIS AGREEMENT AND INCLUDING THE OWNERSHIP, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE RESEARCH OR ANY SUCH INVENTION OR PRODUCT OR THAT THE USE OF LICENSED PRODUCT WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHTS. OREGON SHALL NOT BE LIABLE FOR ANY DIRECT, CONSEQUENTIAL OR OTHER DAMAGES SUFFERED BY ANY LICENSEE, INCLUDING SUBLICENSEE, OR ANY THIRD PARTIES TO THE EXTENT THAT THEY RESULT FROM THE USE OF THE INVENTION AND DISCOVERY, PROVIDED THAT THE INVENTION AND DISCOVERY WAS NOT PROVIDED TO THE THIRD PARTY BY OREGON. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT.

                 2.7.2  The provisions of this paragraph shall survive the
                   termination of this Agreement.

                 2.7.3 At the time of the execution of this Agreement, LICENSEE represents and warrants to OREGON as follows:

                          2.7.3.1 LICENSEE is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. LICENSEE has all requisite corporate power and authority to carry on business, to execute and deliver this Agreement, and to perform its obligations hereunder. The execution and delivery of this Agreement by LICENSEE and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of LICENSEE, and this Agreement constitutes a valid and legally binding obligation of LICENSEE enforceable against it in accordance with its respective terms.

                                                                    CONFIDENTIAL


                 2.7.4 OREGON represents and warrants that: (i)it owns all rights, title, and interest in and to the INVENTIONS, except as for such right, title, and interest as may be owned by LICENSEE and the University of California, (ii) it has not granted and during the term of this Agreement will not grant any right or interest in any of the Licensed Products that is inconsistent with the rights granted to LICENSEE herein; (iii) the execution, delivery, and performance of this Agreement have been duly authorized by all necessary corporate action on the part of OREGON; (iv) it is the sole and exclusive owner of all right, title, and interest therein as may be owned by LICENSEE and the University of California; (v) it has the right to grant the rights and licenses granted herein, and the Licensed Products is free and clear of any lien, encumbrance, security interest, or restriction on license; and (vi) there are no threatened or pending actions, suits, investigations, claims, or proceedings in any way relating to the Licensed Products.

         2.8     Indemnification and Insurance

                 2.8.1 LICENSEE shall indemnify and hold OREGON and its officers, employees and agents harmless against all costs, damages, judgments, attorney fees, license fees, settlement costs, and other defense expenses incurred, arising out of claims brought by third parties, including, but not limited to, personal injury, property damage, intellectual property infringement, dilution, or misappropriation, due to LICENSEE'S development, manufacture, use, clinical trials, testing, marketing or sale of Licensed Products, or sublicensing of INVENTIONS.

                 2.8.2 In the event any third-party claim is made or lawsuit is initiated, the party against whom such lawsuit is brought or claim is made shall promptly notify the other party hereto in writing, and shall cooperate fully in the defense of such lawsuit.

                                                                    CONFIDENTIAL


                 2.8.3 During the term of this Agreement, LICENSEE shall maintain in effect commercial general liability insurance and (in any period when LICENSEE is commercially transferring Licensed Products to third parties) products liability insurance in the combined amount of One Million Dollars ($1,000,000) per occurrence, or such greater amount as may be usual and customary for companies selling or testing similar products. The general liability insurance required hereunder shall cover contractual liability and bodily injury, death and property damage against any claims, demands, or causes of action or damages, including reasonable attorney fees. The products liability insurance shall cover similar claims and forms of damage arising out of negligent design or manufacture, including without limitation failure to warn, deficient use instruction or any alleged defects in Licensed Products or the use or possession of Licensed Products. The policy(ies) shall name OREGON as a co-insured, and provide that notice shall be given to OREGON at least thirty (30) days prior to cancellation, non-renewal or material change in the form of such policy(ies). If any of the required liability insurance is arranged on a "claims made" basis, "tail" coverage will be required at the completion of that insurance contract for a duration of 24 months or the maximum time period the insurer will provide if less than 24 months.

                 2.8.4 The provisions of this section shall survive the termination of this Agreement.

         2.9     Protection and Maintenance of Patent Rights

                 2.9.1 LICENSEE shall use all reasonable efforts to continue to prosecute Patent Application ***, to file continuations-in-part ("CIP's") based upon that Application, and to pay all maintenance fees necessary to protect the INVENTIONS where patents have issued.

                 2.9.2 LICENSEE shall control the prosecution of all patent applications related to the Inventions. OREGON may provide the Licensee with comments on the

*** CONFIDENTIAL TREATMENT REQUESTED

                                                                    CONFIDENTIAL


                 prosecution of the patent applications.

                 2.9.3 LICENSEE agrees to keep OREGON informed in a timely manner of the contents, status and progress of all amended patent applications and CIP's filed by LICENSEE. LICENSEE agrees to notify OREGON in writing in a timely manner that it does not desire to support the continued prosecution or appeals or maintenance of such amended application, CIP or patent. In the event LICENSEE declines to provide, or is delinquent in providing, support for filing, prosecution, and maintenance of any Patent Rights in any country other than the U.S.A., LICENSEE forfeits its associated licensing rights and OREGON shall have the right, but not an obligation, to file for, prosecute and maintain such patent rights at Oregon's expense.

         2.10 Sublicenses. Any sublicenses shall not be inconsistent with the terms of this license (including, but not limited to, OREGON's disclaimers and rights to terminate) and in case of conflict, the rights of OREGON as against any sublicensee shall be governed by this license. Any sublicenses granted by LICENSEE shall survive the expiration of this agreement and be assigned to OREGON.

         2.11    Termination

                 2.11.1 This Agreement shall be continued on a country by country basis, unless sooner terminated as provided in this
                 Section 2.11, until the last expiration date of all patents licensed under this Agreement.

                 2.11.2 If LICENSEE materially breaches any term, condition or agreement hereof, or if LICENSEE fails to pay the minimum royalties due under clause 2.3.1, OREGON may serve written notice of a breach upon LICENSEE and unless such breach is fully cured within ninety (90) days from the receipt of notice by LICENSEE, OREGON may thereupon, at its option, serve notice of cancellation on LICENSEE, whereupon this Agreement shall immediately terminate.

                                                                    CONFIDENTIAL


                 2.11.3 Termination of this Agreement for any reason whatsoever shall not excuse LICENSEE from paying to OREGON all royalties earned and all patent costs incurred prior to the date of such termination, and all royalties thus earned, but unpaid, shall immediately become due and payable. LICENSEE may terminate at will with respect to any country or patent with sixty (60) days notice OREGON.

                 2.11.4 Upon expiration of this license or termination as outlined in this 2.11, OREGON shall be free to license its INVENTIONS to any other party.

3.0      MISCELLANEOUS

         3.1 Merger Clause. This Agreement constitutes the entire understanding between the parties with respect to the subject matter within and supersedes all previous agreements, whether written or oral, relating to the subject matter herein. Amendments to this Agreement shall be effective only if in writing and signed by an authorized representative of both OREGON and LICENSEE.

         3.2 Assignment. This Agreement shall not be assignable by either party without the prior written consent of the other party, except that LICENSEE may assign this Agreement to an Affiliate or any successor to substantially all the assets and business of LICENSEE, whether by sale, merger or otherwise.

         3.3 Relationship of the Parties. For the purposes of this Agreement, the parties shall be deemed to be independent contractors and not agents or employees of the other party. Neither party shall have authority to make any representations or commitments of any kind or to take any action which shall be binding on the other party, except as may be explicitly provided for herein or authorized by the other party in writing and except as required by law.

         3.4 Manufacturing. LICENSEE agrees that, to the extent required by Federal laws or regulations then in effect and

                                                                    CONFIDENTIAL


         to the extent Licensed Products are sold within the United States, if such Licensed Products are based upon INVENTIONS developed through research supported by a Federal Agency, such Licensed Products will be manufactured substantially in the United States.

         3.5 Exporting. LICENSEE assures OREGON it does not intend and will not knowingly, without prior written consent and approvals (if required) of the Office of Export Administration of the U.S. Department of Commerce, transmit, transfer, sell, give, or deliver directly or indirectly any INVENTIONS or Licensed Products to any foreign government, or to any company or entity operating under the aegis of, or on behalf of, any foreign government, or to any other entity whose purpose is to facilitate the transfer of INVENTIONS or Licensed Products to any foreign government, in any manner contrary to or in violation of the Export Administration Regulations of the U.S. Department of Commerce or the International Traffic in Arms Regulations of the U.S. Department of Defense or the U.S. State Department. The obligations under this clause shall survive notwithstanding termination of this Agreement.

         3.6 Effect of Waiver. No waiver of any default, condition, provisions or breach of this Agreement shall be deemed to imply or constitute a waiver of any other like default, condition, provision or breach of this Agreement.

         3.7 Confidential Information. To the extent permitted by law, each party shall use the same degree of care as it employs in protecting its own confidential information to maintain in confidence and not use or disclose, other than for purposes in accordance with this Agreement, all information provided by the other party that are identified in writing as confidential and acknowledged to be confidential, except to the extent the party receiving the information establishes that such information or materials (a) are already in the public domain or (b) otherwise became known to the receiving party from a third party who has the right to disclose such information.
         The foregoing obligations of the parties with respect to any confidential information shall survive any termination of this Agreement

                                                                    CONFIDENTIAL


         and shall continue for a period of three (3) years from the date such confidential information was disclosed hereunder.

                 3.7.1 If the inventor or OREGON desires to disclose any confidential information received from LICENSEE in publications or presentations at scientific meetings, the inventor or OREGON shall provide LICENSEE a copy of such manuscript to be published or presented. Upon receipt of the manuscript, LICENSEE shall have thirty (30) days to review and determine whether or not to seek a patent therefor. If LICENSEE determines that it does wish to seek a patent, it may require delay in publication or presentation to permit filing of the patent, provided that such delay will not exceed thirty days after notifying OREGON of its desire to patent the disclosed invention. LICENSEE will work with OREGON in good faith to accommodate shorter deadlines, if needed by OREGON and reasonably possible for LICENSEE.

         3.8 Notices. All Notices under this Agreement shall be given in writing and shall be addressed to the parties at the following addresses:


               For OREGON:

                          Director, Technology Transfer
                          1238    University of Oregon
                          Eugene, OR  97403-1238



               For LICENSEE:

                          Director, Business Development
                          11149 North Torrey Pines Road
                          La Jolla California



                 3.8.1 Notices shall be in writing and shall be deemed delivered when received, if delivered by a courier, or

                                                                    CONFIDENTIAL


                 on the second business day following mailing, if sent by first-class certified or registered mail, postage prepaid.

         3.9 Governing Law. This Agreement shall be governed by the laws of the state of OREGON.

         3.10 Use of Names. LICENSEE shall not use OREGON'S name in any advertising, promotional or sales literature without the prior written assent to such use by OREGON.

         3.11 Severability. In the event that any provision hereof is found to be invalid or unenforceable pursuant to a final judgment or decree, the remainder of this Agreement shall remain valid and enforceable according to its terms.

         3.12 OREGON and LICENSEE agree that any dispute or controversy arising out of, in relation to, or in connection with this Agreement, or the validity, enforceability, construction, performance or breach hereof, shall be settled by binding arbitration under the then-current American Arbitration Association by one (1) arbitrator appointed in accordance with such Rules. The arbitrator shall permit such discovery as he/she deems necessary to achieve an equitable resolution of this dispute. The decision and/or award rendered by the abritrator shall be written, final, and non-appealable and may be entered in any court of competent jurisdiction. The parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award, punitive or exemplary damages against any party. The cost of any arbitration, including administrative fees and fees of the arbitrator, shall be shared equally by the parties. Each party shall bear the cost of its own attorney's fees and expert fees.

         3.13 NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTIAL, OR INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY.

         3.14  Neither party shall lose any rights hereunder or be

                                                                    CONFIDENTIAL


         liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, Act of God earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence or intentional conduct or misconduct of the nonperforming party, and such party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance. IN WITNESS WHEREOF, the parties have executed this Agreement.



By:__________________________

Timothy J. Rink
President, CEO and Chairman
Aurora Bioscience Corporation

Date:________________________


STATE OF OREGON, ACTING BY
AND THROUGH THE OREGON STATE
BOARD OF HIGHER EDUCATION ON
BEHALF OF THE UNIVERSITY OF
OREGON

By:___________________________
Melinda Grier
OSSHE Contracts Officer

Date:________________________


By:___________________________

Steadman Upham

                                                                    CONFIDENTIAL


Vice Provost for Research
and Graduate Education

Date:__________________________